Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

                                           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Celtron International, Inc. on  Form  10QSB  for  the  period  ending  September 30, 2005,  as filed with the Securities and Exchange Commission on the date hereof (the "Report'),  I, Allen Harington,  Chief  Executive Officer of the Company, certify, pursuant to  18 U.S.C. Section 1350, as  adopted  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained  in  the  Report  fairly presents, in all material  respects,  the financial condition and result of  operations  of  the Company.

/s/ Allen Harington

_____________________

Allen Harington

Chief Executive Officer

Date: November 12, 2005